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Supplement
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to Prospectus*

for State Street Research International Equity Fund a series of State Street Research Portfolios, Inc.

                       Investment Policy and Other Changes
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Subject to shareholder approval as described below, the following changes are expected to be made:

1. State Street Research International Equity Fund (the "Fund") will be reorganized from its present form as the sole portfolio series of a Maryland corporation to that of a newly-organized portfolio series of a Massachusetts business trust. This change will result in greater administrative efficiency.

2. The fundamental policy on options will be amended to change the classification of the policy from fundamental to nonfundamental to provide greater investment flexibility to invest in options.

3. The fundamental policy on commodities will be amended to provide that the Fund may invest up to 10% of its net assets in physical commodities and that investments in financial instruments such as futures contracts would not be deemed to be investments in commodities or commodities contracts.

4. The fundamental policy regarding securities lending will be amended to permit lending of portfolio securities up to a maximum value of 33 1/3% of the Fund's total assets.

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5. The fundamental policy regarding concentration of investments in any one industry will be amended to allow for changes in the definition of an industry, as set forth in the Fund's Prospectus and Statement of Additional Information as amended from time to time.

6. Class S shares will be included under the Fund's Plan of Distribution Pursuant to Rule 12b-1. Class S shareholders will not incur any new service or distribution fees, but the plan will provide that the Fund's distributor may expend its own resources in the distribution of Class S and other shares.

The above changes will be effective upon, and subject to, shareholder approval at a meeting scheduled for May 1999, or any continued session thereof. For more detailed information about the changes, obtain a copy of the related Proxy Statement by calling the Service Center at 1-800-562-0032 after February 28, 1999.

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*This is Supplement No. 3 to the Prospectus dated March 1, 1998.
 This is Supplement No. 1 to the Prospectus dated March 1, 1999 which will be available after March 1, 1999.







Control Number: (exp0999)                                           IE-534F-0299